UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 17, 2020 (July 17, 2020)

Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices, including zip code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CZR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 17, 2020, Caesars Entertainment Corporation (“Caesars”) and Eldorado Resorts, Inc. (“Eldorado”) issued a joint press release announcing the preliminary results of the elections made by Caesars stockholders as to the form of consideration they wish to receive in exchange for the shares of Caesars common stock in connection with the previously announced merger of Caesars with a subsidiary of Eldorado. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, Eldorado has filed a registration statement on Form S-4, and Caesars and Eldorado each filed the definitive joint proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”) on October 11, 2019. The definitive joint proxy statement/prospectus was sent to the stockholders of Caesars and Eldorado on or about October 15, 2019. Caesars and Eldorado have filed and may also file other documents with the SEC regarding the proposed Merger. Before making any investment decision, investors and security holders of Caesars and Eldorado are urged to carefully read the entire registration statement and definitive joint proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Merger. The documents filed by Caesars and Eldorado with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Caesars may be obtained at its website at www.caesars.com. Alternatively, these documents, when available, can be obtained from Caesars upon written request to Caesars Entertainment Corporation, One Caesars Palace Drive, Las Vegas, Nevada 89109, Attn: Investor Relations, or by calling (800) 318-0047, or from Eldorado upon written request to Eldorado Resorts, Inc., 100 West Liberty Street, Suite 1150 Reno, Nevada 89501, Attn: Investor Relations, or by calling (775) 328-0112.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release, dated as of July 17, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: July 17, 2020	By:	/s/ Michelle Bushore
	Name:	Michelle Bushore
	Title:	Executive Vice President,
General Counsel, Chief Legal & Risk Officer and Corporate Secretary